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                               CONSENT OF KPMG LLP



                                  EXHIBIT 23.1



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                          Independent Auditors' Consent

The Board of Directors
Wilmington Trust Corporation:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the headings "Experts" in the registration statement on Form S-4 of Wilmington Trust Corporation.

/s/  KPMG LLP


Philadelphia, PA
July 11, 2003